AMENDMENT NO. 4 TO
                        ADMINISTRATIVE SERVICES AGREEMENT
                        Franklin Templeton Services, LLC
                 Allianz Life Insurance Company of North America

         THIS AMENDMENT is made by and between Franklin Templeton Services, LLC (the "Fund Administrator") and Allianz Life Insurance Company of North America (the "Company").

         WHEREAS, The Company and the Fund Administrator have entered into an Administrative Services Agreement, dated as of October 1, 2003, as may be amended from time to time (the "Agreement"), concerning certain administrative services with respect to each series ("Fund" or "Funds") of Franklin Templeton Variable Insurance Products Trust (the "Trust"), which Funds are investment options in certain variable life insurance and variable annuity contracts issued by the Company; and

         WHEREAS, the Company and the Fund Administrator wish to amend the Agreement for the purpose of adding certain Funds and updating certain variable life or variable annuity insurance contracts covered by the Agreement.

         NOW, THEREFORE, in consideration of past and prospective business relations, the Fund Administrator and the Company hereby amend the Agreement as follows:

1. Schedule B of the Agreement is hereby deleted and replaced in its entirety with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed as of July 31, 2007.

                ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

                By: /S/ STEWART D. GREGG
                Name:  Stewart D. Gregg
                Title:  Senior Securities Counsel

                FRANKLIN TEMPLETON SERVICES, LLC

                By: /S/ THOMAS REGNER
                Name:  Thomas Regner
                Title:  Vice President


Allianz ASA Amd #4 2007-7-16.doc

                                   SCHEDULE B
                         ADMINISTRATIVE EXPENSE PAYMENT

         The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

-------- ------------------ ------------------------------------------------------- ----------- --------------------
           PRODUCT NAME/                                                                           BEGINNING OF
   #      SECURITIES ACT                                                               FEE          PERIOD FOR
                NO.                           FUNDS OF THE TRUST                       RATE     COMPUTATION OF FEE
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
1.       Allianz Value      CLASS 1 SHARES:                                           0.10%          10/01/03
         Life               Franklin Global Communication Securities Fund
         33-11158           Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund Franklin Income
                            Securities Fund Franklin Large Cap Growth Securities
                            Fund Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund Franklin
                            Small-Mid Cap Growth Securities Fund Franklin Small
                            Cap Value Securities Fund Franklin U.S. Government
                            Fund Franklin Zero Coupon Fund 2010 Mutual Discovery
                            Securities Fund Mutual Shares Securities Fund
                            Templeton Developing Markets Securities Fund
                            Templeton Foreign Securities Fund Templeton Global
                            Asset Allocation Fund * Templeton Global Income
                            Securities Fund Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Money Market Fund - Class 1 *                    0.05%          10/01/03
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
2.       Allianz Alterity   CLASS 2 SHARES:                                           0.20%          10/01/03
         333-82329          Franklin Global Communications Securities Fund
                            Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund
                            Franklin Income Securities Fund
                            Franklin Large Cap Growth Securities Fund
                            Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund
                            Franklin Small-Mid Cap Growth Securities Fund
                            Franklin Small Cap Value Securities Fund
                            Franklin U.S. Government Fund
                            Mutual Discovery Securities Fund
                            Mutual Shares Securities Fund
                            Templeton Developing Markets Securities Fund
                            Templeton Foreign Securities Fund
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
* This fund is closed to new investors as of 5/1/04.

                                       2

-------- ------------------ ------------------------------------------------------- ----------- --------------------
           PRODUCT NAME/                                                                           BEGINNING OF
   #      SECURITIES ACT                                                               FEE          PERIOD FOR
                NO.                           FUNDS OF THE TRUST                       RATE     COMPUTATION OF FEE
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
         Allianz Alterity   Franklin Zero Coupon Fund 2010 - Class 1                  0.10%          10/01/03
         (cont'd)
         333-82329
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Templeton Global Income Securities Funds - Class 2        0.20%          05/01/07

                            Franklin Templeton VIP Founding Funds Allocation Fund     0.20%          09/21/07
                            - Class 2
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
3.       Allianz            CLASS 2 SHARES:                                           0.20%          10/01/03
         Dimensions         Franklin Global Communications Securities Fund
         33-47886           Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund Franklin Income
                            Securities Fund Franklin Large Cap Growth Securities
                            Fund Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund Franklin
                            Small-Mid Cap Growth Securities Fund Franklin Small
                            Cap Value Securities Fund Franklin U.S. Government
                            Fund Mutual Discovery Securities Fund Mutual Shares
                            Securities Fund Templeton Developing Markets
                            Securities Fund Templeton Foreign Securities Fund
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Zero Coupon Fund 2010 - Class 1                  0.10%          10/01/03
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
4.       Allianz Rewards    CLASS 2 SHARES:                                           0.20%          10/01/03
         333-95729          Franklin Global Communications Securities Fund
                            Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund
                            Franklin Income Securities Fund
                            Franklin Large Cap Growth Securities Fund
                            Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund
                            Franklin Small-Mid Cap Growth Securities Fund
                            Franklin Small Cap Value Securities Fund
                            Franklin U.S. Government Fund
                            Mutual Discovery Securities Fund
                            Mutual Shares Securities Fund
                            Templeton Developing Markets Securities Fund
                            Templeton Foreign Securities Fund
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Zero Coupon Fund 2010 - Class 1                  0.10%          10/01/03
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Templeton Global Income Securities Funds - Class 2        0.20%          05/01/07

                            Franklin Templeton VIP Founding Funds Allocation Fund     0.20%          09/21/07
                            - Class 2
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------

                                       3

-------- ------------------ ------------------------------------------------------- ----------- --------------------
           PRODUCT NAME/                                                                           BEGINNING OF
   #      SECURITIES ACT                                                               FEE          PERIOD FOR
                NO.                           FUNDS OF THE TRUST                       RATE     COMPUTATION OF FEE
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
5.       Allianz Charter    CLASS 2 SHARES:                                           0.20%          10/01/03
         333-63719          Franklin Global Communications Securities Fund
                            Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund
                            Franklin Income Securities Fund
                            Franklin Large Cap Growth Securities Fund
                            Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund
                            Franklin Small-Mid Cap Growth Securities Fund
                            Franklin Small Cap Value Securities Fund
                            Franklin U.S. Government  Fund
                            Mutual Discovery Securities Fund
                            Mutual Shares Securities Fund
                            Templeton Developing Markets Securities Fund
                            Templeton Foreign Securities Fund
                            Templeton Global Asset Allocation Fund *
                            Templeton Global Income Securities Fund *
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Money Market Fund - Class 2 *                    0.05%          10/01/03
                            Franklin Zero Coupon Fund 2010 - Class 1                  0.10%          10/01/03
-------- ------------------ ------------------------------------------------------- ----------- --------------------
6.       Valuemark II       CLASS 1 SHARES:                                           0.10%          10/01/03
         33-23035           Franklin Global Communications Securities Fund
                            Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund
                            Franklin Income Securities Fund
                            Franklin Large Cap Growth Securities Fund
                            Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund
                            Franklin Small-Mid Cap Growth Securities Fund
                            Franklin Small Cap Value Securities Fund
                            Franklin U.S. Government Fund
                            Franklin Zero Coupon Fund 2010
                            Mutual Discovery Securities Fund
                            Mutual Shares Securities Fund
                            Templeton Developing Markets Securities Fund
                            Templeton Foreign Securities Fund
                            Templeton Global Asset Allocation Fund *
                            Templeton Global Income Securities Fund
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Money Market Fund - Class 1 *                    0.05%          10/01/03
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
*  This fund is closed to new investors as of 5/1/04.
                                       4
-------- ------------------ ------------------------------------------------------- ----------- --------------------
           PRODUCT NAME/                                                                           BEGINNING OF
   #      SECURITIES ACT                                                               FEE          PERIOD FOR
                NO.                           FUNDS OF THE TRUST                       RATE     COMPUTATION OF FEE
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
7.       Valuemark III      CLASS 1 SHARES:                                           0.10%          10/01/03
         33-72046           Franklin Global Communications Securities Fund
                            Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund
                            Franklin Income Securities Fund
                            Franklin Large Cap Growth Securities Fund
                            Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund
                            Franklin Small-Mid Cap Growth Securities Fund
                            Franklin Small Cap Value Securities Fund
                            Franklin U.S. Government Fund
                            Franklin Zero Coupon Fund 2010
                            Mutual Discovery Securities Fund
                            Mutual Shares Securities Fund
                            Templeton Developing Markets Securities Fund
                            Templeton Foreign Securities Fund
                            Templeton Global Asset Allocation Fund *
                            Templeton Global Income Securities Fund
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Money Market Fund - Class 1 *                    0.05%          10/01/03
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
8.       Valuemark Income   CLASS 1 SHARES:                                           0.10%          10/01/03
         Plus               Franklin Global Communications Securities Fund
         33-76190           Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund Franklin Income
                            Securities Fund Franklin Large Cap Growth Securities
                            Fund Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund Franklin
                            Small-Mid Cap Growth Securities Fund Franklin Small
                            Cap Value Securities Fund Franklin U.S. Government
                            Fund Franklin Zero Coupon Fund 2010 Mutual Discovery
                            Securities Fund Mutual Shares Securities Fund
                            Templeton Developing Markets Securities Fund
                            Templeton Foreign Securities Fund Templeton Global
                            Asset Allocation Fund * Templeton Global Income
                            Securities Fund * Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Money Market Fund - Class 1 *                    0.05%          10/01/03
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
*  This fund is closed to new invetors as of 5/1/04.

                                       5

-------- ------------------ ------------------------------------------------------- ----------- --------------------
           PRODUCT NAME/                                                                           BEGINNING OF
   #      SECURITIES ACT                                                               FEE          PERIOD FOR
                NO.                           FUNDS OF THE TRUST                       RATE     COMPUTATION OF FEE
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
9.       Valuemark IV       CLASS 1 SHARES:                                           0.10%          10/01/03
         333-06709          Franklin Global Communications Securities Fund
                            Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund
                            Franklin Income Securities Fund
                            Franklin Large Cap Growth Securities Fund
                            Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund
                            Franklin Small-Mid Cap Growth Securities Fund
                            Franklin Small Cap Value Securities Fund
                            Franklin U.S. Government Fund
                            Franklin Zero Coupon Fund 2010
                            Mutual Discovery Securities Fund
                            Mutual Shares Securities Fund
                            Templeton Developing Markets Securities Fund
                            Templeton Foreign Securities Fund
                            Templeton Global Asset Allocation Fund *
                            Templeton Global Income Securities Fund
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Money Market Fund - Class 1 *                    0.05%          10/01/03
-------- ------------------ ------------------------------------------------------- ----------- --------------------
10.      Valuemark Life     CLASS 1 SHARES:                                           0.10%          10/01/03
         33-15464           Franklin Global Communications Securities Fund
                            Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund
                            Franklin Income Securities Fund
                            Franklin Large Cap Growth Securities Fund
                            Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund
                            Franklin Small-Mid Cap Growth Securities Fund
                            Franklin Small Cap Value Securities Fund
                            Franklin U.S. Government Fund
                            Franklin Zero Coupon Fund 2010
                            Mutual Discovery Securities Fund
                            Mutual Shares Securities Fund
                            Templeton Developing Markets Securities Fund
                            Templeton Foreign Securities Fund
                            Templeton Global Asset Allocation Fund *
                            Templeton Global Income Securities Fund *
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Money Market Fund - Class 1 *                    0.05%          10/01/03
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
*  This fund is closed to new investors as of 5/1/04.

                                       6

-------- ------------------ ------------------------------------------------------- ----------- --------------------
           PRODUCT NAME/                                                                           BEGINNING OF
   #      SECURITIES ACT                                                               FEE          PERIOD FOR
                NO.                           FUNDS OF THE TRUST                       RATE     COMPUTATION OF FEE
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
11.      Allianz Life Fund  CLASS 2 SHARES:                                           0.20%          10/01/03
         333-60206          Franklin Global Communications Securities Fund
                            Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund
                            Franklin Income Securities Fund
                            Franklin Large Cap Growth Securities Fund
                            Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund
                            Franklin Small-Mid Cap Growth Securities Fund
                            Franklin Small Cap Value Securities Fund
                            Franklin U.S. Government  Fund
                            Mutual Discovery Securities Fund
                            Mutual Shares Securities Fund
                            Templeton Developing Markets Securities Fund
                            Templeton Foreign Securities Fund
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Zero Coupon Fund 2010 - Class 1                  0.10%          10/01/03
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Templeton Global Income Securities Funds - Class 2        0.20%          05/01/07
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
12.      Allianz High Five  CLASS 2 SHARES:                                           0.20%          10/01/03
         333-90260          Franklin Global Communications Securities Fund
                            Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund
                            Franklin Income Securities Fund
                            Franklin Large Cap Growth Securities Fund
                            Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund
                            Franklin Small-Mid Cap Growth Securities Fund
                            Franklin Small Cap Value Securities Fund
                            Franklin U.S. Government  Fund
                            Mutual Discovery Securities Fund
                            Mutual Shares Securities Fund
                            Templeton Developing Markets Securities Fund
                            Templeton Foreign Securities Fund
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Zero Coupon Fund 2010 - Class 1                  0.10%          10/01/03
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Templeton Global Income Securities Funds - Class 2        0.20%          05/01/07
                            Franklin Templeton VIP Founding Funds Allocation Fund     0.20%          09/21/07
                            - Class 2
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------

                                        7

-------- ------------------ ------------------------------------------------------- ----------- --------------------
           PRODUCT NAME/                                                                           BEGINNING OF
   #      SECURITIES ACT                                                               FEE          PERIOD FOR
                NO.                           FUNDS OF THE TRUST                       RATE     COMPUTATION OF FEE
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
13.      Allianz Charter    CLASS 2 SHARES:                                           0.20%          10/01/03
         II                 Franklin Global Communications Securities Fund
         333-101812         Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund Franklin Income
                            Securities Fund Franklin Large Cap Growth Securities
                            Fund Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund Franklin
                            Small-Mid Cap Growth Securities Fund Franklin Small
                            Cap Value Securities Fund Franklin U.S. Government
                            Fund Mutual Discovery Securities Fund Mutual Shares
                            Securities Fund Templeton Developing Markets
                            Securities Fund Templeton Foreign Securities Fund
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Zero Coupon Fund 2010 - Class 1                  0.10%          10/01/03
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Templeton Global Income Securities Funds - Class 2        0.20%          05/01/07
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
14.      Allianz High       CLASS 2 SHARES:                                           0.20%          10/01/03
         Five Bonus         Franklin Global Communications Securities Fund
         333-111049         Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund Franklin Income
                            Securities Fund Franklin Large Cap Growth Securities
                            Fund Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund Franklin
                            Small-Mid Cap Growth Securities Fund Franklin Small
                            Cap Value Securities Fund Franklin U.S. Government
                            Fund Mutual Discovery Securities Fund Mutual Shares
                            Securities Fund Templeton Developing Markets
                            Securities Fund Templeton Foreign Securities Fund
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Zero Coupon Fund 2010 - Class 1                  0.10%          10/01/03
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Templeton Global Income Securities Funds - Class 2        0.20%          05/01/07
                            Franklin Templeton VIP Founding Funds Allocation Fund     0.20%          09/21/07
                             Class 2
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------

                                       8

-------- ------------------ ------------------------------------------------------- ----------- --------------------
           PRODUCT NAME/                                                                           BEGINNING OF
   #      SECURITIES ACT                                                               FEE          PERIOD FOR
                NO.                           FUNDS OF THE TRUST                       RATE     COMPUTATION OF FEE
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
15.      Allianz High       CLASS 2 SHARES:                                           0.20%          04/29/05
         Five L             Franklin Global Communications Securities Fund
         333-120181         Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund Franklin Income
                            Securities Fund Franklin Large Cap Growth Securities
                            Fund Franklin Global Real Estate Securities Fund
                            Franklin Rising Dividends Securities Fund Franklin
                            Small-Mid Cap Growth Securities Fund Franklin Small
                            Cap Value Securities Fund Franklin U.S. Government
                            Fund Mutual Discovery Securities Fund Mutual Shares
                            Securities Fund Templeton Developing Markets
                            Securities Fund Templeton Foreign Securities Fund
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Zero Coupon Fund 2010 - Class 1                  0.10%          04/29/05
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Templeton Global Income Securities Funds - Class 2        0.20%          05/01/07
                            Franklin Templeton VIP Founding Funds Allocation Fund     0.20%          09/21/07
                            - Class 2
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
16.      Allianz Custom     CLASS 2 SHARES:                                           0.20%          05/01/06
         Income             Franklin Income Securities Fund
         333-126217         Franklin U.S. Government  Fund
                            Mutual Shares Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            CLASS 2 SHARES:                                           0.20%          05/01/07
                            Mutual Discovery Securities Fund
                            Templeton Global Income Securities Funds
                            Franklin Templeton VIP Founding Funds Allocation Fund     0.20%          09/21/07
                            - Class 2
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------

                                       9

-------- ------------------ ------------------------------------------------------- ----------- --------------------
           PRODUCT NAME/                                                                           BEGINNING OF
   #      SECURITIES ACT                                                               FEE          PERIOD FOR
                NO.                           FUNDS OF THE TRUST                       RATE     COMPUTATION OF FEE
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
17.      Allianz Elite      CLASS 2 SHARES:                                           0.20%          05/01/07
         333-134267         Franklin Global Communications Securities Fund
                            Franklin Growth and Income Securities Fund
                            Franklin High Income Securities Fund
                            Franklin Income Securities Fund
                            Franklin Large Cap Growth Securities Fund
                            Franklin U.S. Government  Fund
                            Mutual Discovery Securities Fund
                            Mutual Shares Securities Fund
                            Templeton Foreign Securities Fund
                            Templeton Global Income Securities Fund
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Zero Coupon Fund 2010 - Class 1                  0.10%          05/01/07
                            Franklin Templeton VIP Funding Funds Allocation Fund      0.20%          09/21/07
                            - Class 2
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
18.      Allianz Vision     CLASS 2 SHARES:                                           0.20%          05/01/07
         333-139701         Franklin Global Communications Securities Fund
                            Franklin High Income Securities Fund
                            Franklin Income Securities Fund
                            Franklin Large Cap Growth Securities Fund
                            Franklin U.S. Government  Fund
                            Mutual Discovery Securities Fund
                            Mutual Shares Securities Fund
                            Templeton Global Income Securities Fund
                            Templeton Growth Securities Fund
-------- ------------------ ------------------------------------------------------- ----------- --------------------
-------- ------------------ ------------------------------------------------------- ----------- --------------------
                            Franklin Zero Coupon Fund 2010 - Class 1                  0.10%          05/01/07
                            Franklin Templeton VIP Funding Funds Allocation Fund      0.20%          09/21/07
                            - Class 2
-------- ------------------ ------------------------------------------------------- ----------- --------------------